UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

DIODES INCORPORATED

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

DIODES INCORPORATED Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 17, 2019 You are receiving this communication because you hold shares in Diodes Incorporated. This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials online, go to www.proxydocs.com/DIOD. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper form. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2019 Annual Meeting and need YOUR participation. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In ordeis year’s annual meeting, please make this request on or before May 3, 2019 to facilitate timely delivery. For a Convenient Way to VIEW Proxy Materials _ and _ VOTE Online go to: www.proxydocs.com/DIOD Proxy Materials Available to View or Receive: 1. Notice and Proxy Statement 2. Annual Report Printed materials may be requested by one of the following methods: *E-MAIL paper@investorelections.com INTERNET www.investorelections.com/DIOD TELEPHONE (866) 648-8133 * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. You must use the 12 digit control number located in the shaded gray box below. ACCOUNT NO. SHARES Diodes Incorporated Notice of Annual Meeting Date: Friday, May 17, 2019 Time: 10:00 a.m., Central Time Place: 4949 Hedgcoxe Road Plano, Texas 75024 The purpose of the Annual Meeting is to take action on the following proposals: The Board of Directors recommends that you vote “FOR” the following: 1. Election of Directors Nominees: 01 C.H. Chen 03 Keh-Shew Lu 05 Raymond K.Y. Soong 07 Michael K.C. Tsai 02 Michael R. Giordano 04 Peter M. Menard 06 Christina Wen-Chi Sung The Board of Directors recommends that you vote “FOR” proposals 2 and 3: 2. Approval of Executive Compensation. To approve, on an advisory basis, the Company’s executive compensation. 3. Ratification of Appointment of Independent Registered Public Accounting Firm. To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. To transact such other business as may properly come before the annual meeting of the stockholders of Diodes Incorporated or any adjournment or postponement thereof. For information on the requirements for attending the Annual Meeting in person and voting your shares, please see the information on pages 2 to 3 of the Proxy Statement. You must bring this communication and a photo identification with you if you plan to attend in person.